SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________
FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2016

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Issuance of Senior Notes due 2024
On February 19, 2016 (the “Closing Date”), CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “Issuers”), subsidiaries of Charter Communications, Inc. (the “Company”), issued $1.7 billion aggregate principal amount of 5.875% Senior Notes due 2024 (the “Notes”). The Notes were sold to qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The payment obligations under the Notes are guaranteed on a senior unsecured basis by the Company, which guarantee will be released upon the merger of the Company into CCO Holdings, which is expected to occur upon consummation of the previously announced transaction (the “Bright House Transaction”) with Advance/Newhouse Partnership as contemplated by the definitive Contribution Agreement, dated as of March 31, 2015, among the Company, Advance/Newhouse Partnership, A/NPC Holdings LLC, CCH I, LLC and Charter Communications Holdings, LLC (the “Contribution Agreement”).
The offering and sale of the Notes resulted in net proceeds of approximately $1.69 billion, after deducting initial purchaser discounts and commissions. The Company intends to initially hold the net proceeds as cash and cash equivalents and to pay down revolver borrowings and thereafter intends to use the net proceeds for one or more of the following: (i) to repurchase or redeem certain of the Issuers’ outstanding 7.000% Senior Notes due 2019 and 7.375% Senior Notes due 2020 and pay related fees and expenses and (ii) for general corporate purposes including, for example, to fund a portion of the incremental cash proceeds to Time Warner Cable Inc. (“TWC”) stockholders if they were to elect $115 per share in cash rather than $100 per share as consideration in the previously announced transaction with TWC (the “TWC Transaction” and, together with the Bright House Transaction, the “Transactions”) pursuant to the Agreement and Plan of Mergers, dated as of May 23, 2015, by and among the Company, CCH I, LLC (“New Charter”), Nina Corporation I, Inc., Nina Company II, LLC, Nina Company III, LLC and TWC, as it may be amended. Any redemption or repurchase of notes would not take place until after such cash elections were determined.
In connection therewith, the Issuers and the Company entered into the following agreements:
Indenture
On the Closing Date, the Issuers and the Company, as guarantor, entered into a Sixth Supplemental Indenture with The Bank of New York Mellon Trust Company, N. A., as trustee (the “Trustee”), providing for the issuance of the Notes and the terms thereof (the “Supplemental Indenture”). The Supplemental Indenture supplements a base indenture entered into on November 5, 2014, among CCOH Safari, LLC, the Issuers, the Company, as guarantor, and the Trustee (the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”) providing for the issuance of the Notes generally. The Indenture provides, among other things, that the Notes are general unsecured obligations initially of the Issuers. Interest is payable on the Notes on each April 1 and October 1, commencing October 1, 2016. At any time prior to April 1, 2019, the Issuers may redeem some or all of the outstanding Notes at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, on such Notes to the redemption date, plus a make-whole premium. On or after April 1, 2019, the Issuers may redeem some or all of the outstanding Notes at redemption prices set forth in the Supplemental Indenture. In addition, at any time prior to April 1, 2019, the Issuers may redeem up to 40% of the aggregate principal amount of the Notes using net proceeds from certain equity offerings at a redemption price, as determined by the Issuers, equal to 105.875% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, to the redemption date, provided that certain conditions are met.
The payment obligations under the Notes are guaranteed on a senior unsecured basis by the Company, which guarantee will be released upon the merger of the Company into CCO Holdings, which is expected to occur upon consummation of the Bright House Transaction.
The terms of the Indenture, among other things, limit the ability of the Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; grant liens; allow restrictions on the ability of certain of its subsidiaries to pay dividends or make other payments; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.
Subject to certain limitations, in the event of a Change of Control (as defined in the Supplemental Indenture), the Issuers will be required to make an offer to purchase all of the Notes at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest and special interest, if any, to the date of repurchase thereof.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.
Registration Rights Agreement
In connection with the sale of the Notes, the Issuers and the Company, as guarantor, entered into an Exchange and Registration Rights Agreement with respect to the Notes, dated as of February 19, 2016 (the “Registration Rights Agreement”), with Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several Purchasers (as defined in the Registration Rights Agreement). Under the Registration Rights Agreement, the Issuers and the Company, as guarantor, have agreed to file a registration statement with respect to an offer to exchange the Notes for a new issue of substantially identical notes registered under the Securities Act, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 365 days following the date of consummation of the Bright House Transaction in accordance with the terms of the Contribution Agreement (as may be amended) and the Amended and Restated Stockholders Agreement, dated as of May 23, 2015, among the Company, Liberty Broadband Corporation, Advance/Newhouse Partnership and New Charter, as may be further amended. The Issuers and the Company, as guarantor, may be required to provide a shelf registration statement to cover resales of the Notes under certain circumstances. If the foregoing obligations are not satisfied, the Issuers may be required to pay holders of the Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.
Copies of the Supplemental Indenture, the form of the Notes, and the Registration Rights Agreement are filed herewith as Exhibits 4.1, 4.2 and 10.1, respectively, and are each incorporated herein by reference. The foregoing descriptions of the Indenture, the Notes and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information under “Indenture” in Item 1.01 above is incorporated herein by reference.
ITEM 8.01. OTHER EVENTS.
On February 19, 2016, the Company completed the issuance and sale of the Notes and issued a press release announcing the closing. The press release announcing the closing of the sale of the Notes is attached as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
4.1
Sixth Supplemental Indenture, dated as of February 19, 2016, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 5.875% Senior Notes due 2024 (Included in Exhibit 4.1).
10.1
Exchange and Registration Rights Agreement, dated February 19, 2016, relating to the 5.875% Senior Notes due 2024, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several Purchasers (as defined therein).

99.1	Press release dated February 19, 2016, announcing the closing of the sale of the Notes.

Cautionary Statement Regarding Forward-Looking Statements
This current report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described in the section entitled “Risk Factors” under Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2015 (the “Annual Report”) and in other reports or documents that we file from time to time with the Securities and Exchange Commission (the “SEC”). Many of the forward-looking statements contained in this communication may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “would,” “could,” “continue,” “ongoing,” “upside,” “increases” and “potential,” among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in the Annual Report, the definitive proxy statement of our subsidiary, CCH I, LLC, filed with the SEC on August 20, 2015, and in other reports or documents that we file from time to time with the SEC, and include, but are not limited to:
Risks Related to the Transactions

•	delays in the completion of the Transactions;

•	the risk that a condition to completion of the Transactions may not be satisfied;

•	the risk that regulatory or other approvals that may be required for the Transactions is delayed, is not obtained or is obtained subject to conditions that are not anticipated;

•	New Charter’s ability to achieve the synergies and value creation contemplated by the TWC Transaction and/or the Bright House Transaction;

•	New Charter’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations;

•	managing a significantly larger company than before the completion of the Transactions;

•	diversion of management time on issues related to the Transactions;

•	changes in Charter’s, TWC’s or Bright House’s businesses, future cash requirements, capital requirements, results of operations, revenues, financial condition and/or cash flows;

•	disruption in the existing business relationships of Charter, TWC and Bright House as a result of the TWC Transaction and/or the Bright House Transaction;

•	the increase in indebtedness as a result of the Transactions, which will increase interest expense and may decrease Charter’s operating flexibility;

•
changes in transaction costs, the amount of fees paid to financial advisors, potential termination fees and the potential payments to TWC’s and Bright House's executive officers in connection with the Transactions;

•	operating costs and business disruption that may be greater than expected;

•	the ability to retain and hire key personnel and maintain relationships with providers or other business partners pending completion of the Transactions; and

•	the impact of competition.

Risks Related to Our Business

•
our ability to sustain and grow revenues and cash flow from operations by offering video, Internet, voice, advertising and other services to residential and commercial customers, to adequately meet the customer experience demands in our markets and to maintain and grow our customer base, particularly in the face of increasingly aggressive competition, the need for innovation and the related capital expenditures;

•
the impact of competition from other market participants, including but not limited to incumbent telephone companies, direct broadcast satellite operators, wireless broadband and telephone providers, digital subscriber line (“DSL”) providers, video provided over the Internet and providers of advertising over the Internet;

•	general business conditions, economic uncertainty or downturn, high unemployment levels and the level of activity in the housing sector;

•	our ability to obtain programming at reasonable prices or to raise prices to offset, in whole or in part, the effects of higher programming costs (including retransmission consents);

•	the development and deployment of new products and technologies including our cloud-based user interface, Spectrum Guide®, and downloadable security for set-top boxes;

•	the effects of governmental regulation on our business or potential business combination transactions;

•	any events that disrupt our networks, information systems or properties and impair our operating activities and negatively impact our reputation;

•
the availability and access, in general, of funds to meet our debt obligations prior to or when they become due and to fund our operations and necessary capital expenditures, either through (i) cash on hand, (ii) free cash flow, or (iii) access to the capital or credit markets; and

•
our ability to comply with all covenants in our indentures and credit facilities, any violation of which, if not cured in a timely manner, could trigger a default of our other obligations under cross-default provisions.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: February 22, 2016		Senior Vice President - Finance, Controller and
Chief Accounting Officer

Exhibit Index

Exhibit Number	Description
4.1
Sixth Supplemental Indenture, dated as of February 19, 2016, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 5.875% Senior Notes due 2024 (Included in Exhibit 4.1).
10.1
Exchange and Registration Rights Agreement, dated February 19, 2016, relating to the 5.875% Senior Notes due 2024, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several Purchasers (as defined therein).

99.1	Press release dated February 19, 2016, announcing the closing of the sale of the Notes.